UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 23, 2023

Codiak BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39615	47-4926530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 CambridgePark Drive, Suite 500

Cambridge, MA 02140

(Address of principal executive offices and zip code)

(617) 949-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CDAK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

On March 27, 2023, Codiak BioSciences, Inc. (the “Company”) filed a voluntary petition (the “Bankruptcy Petition”) for relief under Chapter 11 of Title 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (Case No. 23-10350). The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company is seeking approval of a variety of “first day” motions containing customary relief intended to enable the Company to continue its ordinary course operations. The Company intends to sell substantially all of its assets during the bankruptcy case.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On March 23, 2023, the board of directors (the “Board”) of Codiak BioSciences, Inc. approved a restructuring of operations and corresponding reduction in workforce, designed to reduce costs and reallocate resources while maintaining the personnel needed to support the Company’s key programs and refocused pipeline, including the wind down of the Company’s clinical trial for exoASO™-STAT6, while the Company explores strategic alternatives (the “Restructuring”). The Restructuring reduced the Company’s workforce by thirty-four (34) employees, or 69%, with the reductions in personnel expected to be completed by April 7, 2023. The Company expects to provide severance payments to the affected employees. The Company also plans to enter into retention arrangements with certain employees who are expected to remain with the Company to assist with its exploration of strategic alternatives. The Company estimates that it will incur approximately $1,120,000 of costs in connection with the reduction in workforce related to severance pay and other related termination benefits. The costs related to the Restructuring are subject to a number of assumptions, and actual results may differ materially. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the Restructuring.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Restructuring discussed in Item 2.05 above, the following members of the Company’s executive team will be leaving the Company to pursue new opportunities: (i) Douglas E. Williams, Ph.D., President and Chief Executive Officer, (ii) Linda C. Bain, Chief Financial Officer and Treasurer, (iii) David Mauro, M.D., Ph.D., Chief Medical Officer, (iv) Sriram Sathyanarayanan, Ph.D., Chief Scientific Officer, (v) Yalonda Howze, Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary, and (iv) Nicole Barna, Senior Vice President, Human Resources. Ms. Howze notified the Company of her resignation from her position, to be effective as of April 4, 2023, on March 24, 2023. The departures of Dr. Williams, Ms. Bain, Dr. Mauro, Dr. Sathyanarayanan and Ms. Barna will be effective as of April 7, 2023. The Company plans to enter into consulting agreements with each of Dr. Williams, Ms. Bain, Dr. Mauro, Dr. Sathyanarayanan, Ms. Howze and Ms. Barna.

Dr. Williams will continue to serve as a director of the Company.

The Company would like to thank Dr. Williams, Ms. Bain, Dr. Mauro, Dr. Sathyanarayanan, Ms. Barna and Ms. Howze for their commitment and guidance to the Company.

In connection with their departures, the executives will be entitled to certain severance payments. Ms. Bain will be entitled to a severance payment of $74,254, Dr. Mauro will be entitled to a severance payment of $55,200, Dr. Sathyanarayanan will be entitled to a severance payment of $68,169, and Ms. Barna will be entitled to a severance payment of $59,119.

Item 8.01.	Other Events.

On March 27, 2023, the Company issued a press release announcing its Bankruptcy Petition and related matters. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report, including the exhibits hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the expected cost-savings from the Restructuring and the expecting timing for incurring costs associated with the Restructuring, the expected timing of implementing and completing the Restructuring and the Bankruptcy Petition, the Company’s plans to retain certain individuals as employees or consultants to assist in this process, and the potential for and timing of the consummation of sales of the Company’s assets or other strategic alternatives. Any forward-looking statements in this report, including the exhibits hereto, are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including, but not limited to, the risk that the Company may not be able to implement the Restructuring or the exploration of strategic alternatives under the Bankruptcy Petition as currently anticipated or within the timing currently anticipated, the impact of the workforce reduction on the Company’s business, the risk that the Company’s cost saving initiatives may not be successful, unanticipated difficulties with preserving capital, unanticipated difficulties in terminating certain contracts and arrangements, unanticipated charges not currently contemplated that may occur as a result of the Restructuring, and the risk that the Company may not be successful in identifying one or more strategic alternatives or ultimately pursuing a strategic alternative that delivers the anticipated benefits. For a discussion of these risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in subsequent filings with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the SEC. All information in this report, including the exhibits hereto, is current as of the date of this report, and the Company undertakes no duty to update this information unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release, dated March 27, 2023, issued by Codiak BioSciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2023	Codiak BioSciences, Inc.

	By:	/s/ Douglas E. Williams
	Name:	Douglas E. Williams, Ph.D.
	Title:	Chief Executive Officer and President